Exhibit 99.1

DESCRIPTION OF CAPITAL STOCK
The Company’s authorized capital stock consists of 300,000,000 shares of common stock, par value $.01 per share, and 25,000,000 shares of preferred stock, par value $1.00 per share. The following is a summary of all the material provisions of the common stock and preferred stock. This summary is subject to, and qualified in its entirety by, the full text of the Restated Certificate of Incorporation (as amended, the “Certificate”) and By-laws (as amended, the By-laws) of the Company and by applicable law. The Company is a Delaware corporation and is subject to the Delaware General Corporation Law (the “DGCL”).
Common Stock
The holders of the Company’s common stock are entitled to one vote for each share on all matters voted on by the stockholders. The holders of the Company’s common stock do not have any conversion, redemption or preemptive rights. The holders of the Company’s common stock are entitled to dividends as declared by the Board of Directors of the Company. On liquidation, holders are entitled to receive on a pro rata basis all assets of the Company available for distribution to the holders of common stock. The rights and dividends upon liquidation may be junior to the rights of holders of any preferred stock.
Preferred Stock
There are no shares of the Company’s preferred stock outstanding as of the date of this Current Report on Form 8-K. The Board of Directors of the Company is authorized to provide for the issuance of an aggregate of 25,000,000 shares of preferred stock, in one or more series, and to fix for each series:

•	the designation and number of shares;

•	the dividend rights;

•	the dividend rate;

•	the voting rights;

•	the rights and terms of redemption (including sinking fund provisions);

•	the redemption price;

•	the liquidation preferences of any wholly unissued series of shares of preferred stock, or any or all of them;

•
whether the shares will be made convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same class of stock of the Company, and if made so, on what terms;

•	whether the issue of any additional shares of this series or any future series or any other class of stock will have any restrictions and, if so, the nature of these restrictions; and

•	any other designations, powers, preferences, rights, qualifications, limitations and restrictions as are permitted by the DGCL.

 Dividend Rights
Under Delaware law, a corporation may pay dividends out of surplus or, if no surplus exists, out of net profits for the fiscal year in which the dividends are declared and/or of its preceding fiscal year. However, dividends may not be paid out of these net profits if the capital of the corporation is less than the aggregate amount of capital represented by the outstanding stock of all classes having a preference upon the distribution of assets. Dividends may be paid in cash, property, or in shares of capital stock. Before declaring dividends, the Board of Directors can set aside funds for a reserve to meet contingencies, subject to the rights of preferred stockholders, if any. The holders of the Company’s common stock are entitled to dividends as declared by the Board of Directors.
Cumulative Voting and Other Rights
Cumulative voting permits a stockholder to cast as many votes in the election of directors for each share of stock held by him as there are directors to be elected and each stockholder may cast all his votes for a single candidate or distribute his votes among two or more candidates, as he chooses. Under Delaware law, cumulative voting is not permitted unless provided for by a specific provision in the certificate of incorporation. The Company’s Certificate does not provide for cumulative voting.
Delaware law requires voting by separate classes only with respect to amendments to the certificate of incorporation that adversely affect the holders of those classes or that increase or decrease the aggregate number of authorized shares or the par value of the shares of any of those classes.
Repurchase of Stock
Under Delaware law, a corporation may repurchase or redeem its own stock only out of surplus and only if the capital of the corporation is not impaired or when such redemption would not impair capital. However, a corporation may redeem preferred stock out of capital if those shares will be retired upon redemption and the stated capital of the corporation is reduced pursuant to a resolution of its board of directors by the amount of capital represented by those shares.
Anti-takeover Effects of Provisions of the Company’s Certificate and By-laws
Charter Amendments
Delaware law provides that the certificate of incorporation of a corporation may be amended upon adoption by the board of directors of a resolution setting forth the proposed amendment and declaring its advisability, followed by the favorable vote of the holders of a majority of the outstanding stock entitled to vote on the amendment. It also provides that a certificate of incorporation may require a greater vote for amendment than would otherwise be required under Delaware law. Subject to the requirements of Delaware law, the provisions of the Certificate may be amended by the affirmative vote of the holders of a majority of the Company’s outstanding common stock.
Bylaws and Regulations
Under Delaware law, the power to adopt, amend or repeal the bylaws is vested in the stockholders unless the certificate of incorporation vests this power in the directors. Vesting this power in the directors does not divest the stockholders of the power to adopt, alter or repeal the bylaws. The Company’s

Certificate expressly authorizes the adoption, amendment or repeal of the By-laws by the affirmative vote of a majority of the whole Board of Directors at any regular or special meeting of the Board, or by unanimous written consent of the Directors, or by the affirmative vote of the holders of record of a majority of the issued and outstanding shares of stock of the Company entitled to vote in respect thereof, given at an annual meeting or at any special meeting.

Board of Directors
Under the Company’s By-laws, any Director may resign at any time upon written notice and any or all of the Directors may be removed with or without cause, by the holders of a majority of the shares of stock outstanding and entitled to vote for the election of Directors. Board vacancies, whether caused by resignation, death, disqualification, removal, an increase in the authorized number of Directors or otherwise, may be filled by the affirmative vote of a majority of the remaining Directors or at a special meeting of the stockholders by the holders of shares entitled to vote for the election of Directors.
Action Without a Meeting; Right to Call Special Meeting of Stockholders
Delaware law provides that any action that may be taken at a meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of stock having not less than the minimum number of votes otherwise required to approve the action consent in writing, unless otherwise provided in the certificate of incorporation. The Company’s By-laws do not alter the vote required.
Under Delaware law, special meetings of the stockholders may be called by a corporation’s board of directors or by those persons who are authorized by the corporation’s certificate of incorporation or bylaws. The Company’s By-laws provide that special meetings may be called by the Board of Directors or the Chief Executive Officer or upon the written request delivered to the Chief Executive Officer by stockholders holding together at least a majority of all the shares of the Company entitled to vote at the meeting. No business other than that stated in the notice will be transacted at any special meeting; provided, however, that matters given by or at the direction of the Board of Directors or otherwise presented at the meeting by or at the direction of the Board of Directors may be presented. In addition, the Company’s chairman, in his or her sole discretion, may present, or accept for presentation, procedural matters.
These provisions may have the effect of delaying consideration of a stockholder proposal until the next annual meeting unless a special meeting is called by the Company’s Board of Directors or its stockholders as described above.
Advance Notice Requirements for Nominations
The By-laws contain advance notice procedures with regard to stockholder proposals related to the nomination of candidates for election as Directors. These procedures provide that notice of stockholder proposals related to stockholder nominations for the election of Directors must be received by the Company’s corporate secretary, in the case of an annual meeting, by close of business on a date that is not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting of stockholders. However, if the annual meeting is called for a date that is more than 30 days before or after that anniversary date, or where no annual meeting has been held within the past year, notice by the stockholder in order to be timely must be received not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first.
No special meeting of stockholders shall be called for the purpose of removing or electing a Director or Directors or amending the Company By-laws; provided, however, that a special meeting may be called for the purpose of removing a Director for cause, as such term is defined under Delaware law, and, provided further that the cause alleged must be set forth in the request for the meeting.
A stockholder’s notice to the Company’s corporate secretary must be in proper written form and must set forth information related to the stockholder giving the notice and the beneficial owner (if any) on whose behalf the nomination is made, including:

•
a representation that such stockholder is a holder of record or beneficial owner of stock entitled to vote at the meeting and the name and address, as they appear on the Company’s books, of such stockholder and any stockholder of record of such stockholder’s shares;

•
the class and number of shares of stock that are owned of record and beneficially by such stockholder and owned by any stockholder of record of such stockholder’s shares, as of the date of the stockholder’s notice, and a representation that such stockholder shall notify the Company in writing of the number of such shares owned of record and beneficially as of the record date for the meeting promptly following the record date;

•
a description of any agreement, arrangement or understanding with respect to the nomination between or among such stockholder and any of its affiliates or associates, and any other person or persons (including their names), and a representation that the stockholder shall notify the Company in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting promptly following the record date;

•
a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the notice by, or on behalf of, such stockholder, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of such stockholder with respect to shares of stock of the Company, and a representation that such stockholder shall notify the Company in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting promptly following the record date;

•	a representation that such stockholder intends to appear in person or by proxy at the meeting to propose the nomination; and

•
a representation whether such stockholder intends or is part of a group that intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to elect the proposed nominee, and/or otherwise to solicit proxies from stockholders in support of the nomination.

  As to each person whom the stockholder proposes to nominate for election as a Director:

•	all information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of Directors pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act"); and

•	the nominee’s written consent to being named in the proxy statement as a nominee and to serving as a Director if elected.

Advance Notice Requirements for Stockholder Proposals
The Company’s By-laws contain advance notice procedures with regard to stockholder proposals not related to Director nominations. These notice procedures, in the case of an annual meeting of stockholders, are the same as the notice requirements for stockholder proposals related to Director nominations discussed above insofar as they relate to the timing of receipt of notice by the Company’s corporate secretary.
A stockholder’s notice to the Company’s corporate secretary must be in proper written form and must set forth, as to each matter the stockholder and the beneficial owner (if any) proposes to bring before the meeting:

•	the business desired to be brought before the meeting;

•	the reasons for conducting such business at the meeting;

•	any material interest in such business of the stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and

•
all agreements, arrangements and understandings between or among the stockholder and beneficial owner, if any, and its or their affiliates or associates, and any other person or persons (including their names) in connection with the proposal of such business, and a representation that the stockholder shall notify the Company in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting promptly following the record date.

As to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made:

•
a representation that such stockholder is a holder of record or beneficial owner of stock of the Company entitled to vote at the meeting and the name and address of such stockholder, and of such beneficial owner or stockholder of record of the shares owned by such stockholder, if any, as they appear on the Company’s books;

•
the class and number of shares of stock which are, directly or indirectly, owned beneficially and of record by such stockholder and such beneficial owner or stockholder of record of the shares owned by such stockholder, if any, as of the date of the stockholder’s notice, and a representation that the stockholder shall notify the Company in writing of the number of such shares owned of record and beneficially as of the record date for the meeting promptly following the record date;

•	any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date the notice by, or on behalf of, such stockholder, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of such stockholder with respect to shares of stock of the Company, and a representation that such stockholder shall notify the Company in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting promptly following the record date;

•	a representation that the stockholder giving the notice intends to appear in person or by proxy at the meeting to propose the matter; and

•
a representation as to whether the stockholder giving the notice intends or is part of a group that intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to approve or adopt the matter, and/or otherwise to solicit proxies from stockholders in support of such stockholder’s proposal or position.

 Mergers and Consolidations
Under Delaware law, mergers or consolidations, other than so-called parent-subsidiary mergers, must be approved by the directors of each constituent corporation and adopted by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote on the agreement, or by a greater vote if provided in the certificate of incorporation. The Company’s Certificate does not alter the vote required. Under Delaware law, the separate vote of any class of shares is not required. Additionally, Delaware law provides that, unless its certificate of incorporation provides otherwise, no vote of the stockholders of the surviving corporation is required to approve the merger if:

•	the agreement of merger does not amend in any respect the corporation’s certificate of incorporation;

•	each share outstanding immediately prior to the effective date is to be an identical outstanding or treasury share of the surviving corporation after the effective date; and

•
the number of shares of the surviving corporation’s common stock to be issued in the merger plus the number of shares of common stock into which any other securities to be issued in the merger are initially convertible does not exceed 20% of its common stock outstanding immediately prior to the effective date of the merger.

Other Corporate Transactions
Delaware law requires a majority vote on disposition of all or substantially all of a corporation’s assets and on dissolutions, unless a greater vote is provided for in the certificate of incorporation. The Company’s Certificate does not alter the vote required.
Loans to Officers and Directors
Delaware law permits a corporation to lend money to, or to guarantee an obligation of, an officer or other employee of the corporation or any subsidiary of the corporation, including an officer or employee who is also a director of the corporation or of its subsidiaries, whenever that loan or guarantee may, in the judgment of the directors, reasonably be expected to benefit the corporation. Delaware law generally does not impose liability on the directors who vote for or assent to the making of a loan to an officer, director, or stockholder.
Fiduciary Duties of Directors
Under Delaware law, the business and affairs of a corporation are managed by or under the direction of its boards of directors. In exercising their powers, directors are charged with the fiduciary duties of loyalty and care. A party challenging the decision of a board of directors generally bears the burden of rebutting the applicability of the so-called “business judgment rule,” a presumption that, in making a business decision, directors acted on an informed basis, in good faith and in the honest belief that the action was taken in the best interests of the corporation, by demonstrating that, in reaching their decision, the directors breached one or more of their fiduciary duties. Unless this presumption is rebutted, the business judgment exercised by directors in making their decisions is not subject to judicial review. Where, however, the presumption is rebutted, and in some other circumstances, the directors bear the burden of demonstrating the entire fairness of the relevant transaction. In spite of the business judgment rule, Delaware courts may subject directors’ conduct to enhanced scrutiny in taking defensive actions in response to a threat to corporate control or approving a transaction resulting in a sale of control.
Liability of Directors
Subsection (b)(7) of Section 102 of the DGCL enables a corporation in its original certificate of incorporation or an amendment thereto to eliminate or limit the personal liability of a director to the corporation or its stockholders for monetary damages for violations of the director’s fiduciary duty, except (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL (providing for liability of directors for unlawful payment of dividends or unlawful stock purchases or redemptions) or (iv) for any transaction from which a director derived an improper personal benefit. The Certificate has eliminated the personal liability of its Directors to the fullest extent permitted by law.
Indemnification of Directors and Officers
Subsection (a) of Section 145 of the DGCL empowers a corporation to indemnify any current or former director, officer, employee or agent of the corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding provided that such director or officer acted in good faith in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, provided further that such director or officer had no reasonable cause to believe his conduct was unlawful.
Subsection (b) of Section 145 empowers a corporation to indemnify any director or officer, or former director or officer, who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses (including attorneys’ fees) actually and reasonably incurred in connection with the defense or settlement of such action or suit provided that such director or officer acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation, except that no indemnification may be made in respect of any claim, issue or matter as to which such director or officer shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all of the circumstances of the case, such director or officer is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.
Section 145 further provides that to the extent a director or officer of a corporation has been successful in the defense of any action, suit or proceeding referred to in subsections (a) or (b) or in the defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith; that indemnification and advancement of expenses provided by, or granted pursuant to, Section 145 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; and empowers the corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liabilities under Section 145.
Article Seventh of the Certificate of the Company states that it shall indemnify any person who was or is a party or is threatened to be made a party to, or testifies in, any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in nature, by reason of the fact that such person is or was a Director, officer or employee of the Company, or is or was serving at the request of the Company as a director, officer or employee of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines, penalties amounts paid in settlement and other liabilities actually and reasonably incurred by such person in connection with such action, suit or proceeding to the fullest extent permitted by law, and the Company may adopt By-laws or enter into agreements with any such person for the purpose of providing such indemnification.
Delaware Business Combination Statute
Under Section 203 of the DGCL, a corporation is prohibited from engaging in any business combination with a person who, together with his affiliates or associates, owns, or within a three- year period did own, 15% or more of the corporation’s voting stock, an interested stockholder, unless:

•
prior to the date on which the person became an interested stockholder, the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

•	the interested stockholder acquired 85% of the voting stock of the corporation, excluding specified shares, upon consummation of the transaction; or

•
on or after the date on which the person became an interested stockholder, the business combination is approved by the board of directors of the corporation and the affirmative vote, at an annual or special meeting and not by written consent, of at least two-thirds of the outstanding voting stock of the corporation, excluding shares held by the interested stockholder.

A business combination includes:

•	mergers, consolidations and sales or other dispositions of 10% or more of the assets of a corporation to or with an interested stockholder;

•	particular transactions resulting in the issuance or transfer to an interested stockholder of any stock of the corporation or its subsidiaries; and

•	other transactions resulting in a disproportionate financial benefit to an interested stockholder.

Except as otherwise set forth in Section 203, an interested stockholder is defined to include:

•	any person that is the owner of 15% or more of the outstanding voting stock of the corporation; and

•
any person that is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within three years immediately prior to the date of determination, or the affiliates and associates of any such person.

The Company’s Certificate does not contain a provision by which it expressly elects not to be governed by Section 203. The Company’s election to be subject to Section 203 may have positive or negative consequences, depending on the circumstances. Being subject to Section 203 may make it more difficult for a person who would be an interested stockholder to effect various business combinations with the Company for a three-year period. Section 203 also may have the effect of preventing changes in the Company’s management. Section 203 also could make it more difficult to accomplish transactions which the Company’s stockholders may otherwise deem to be in their best interests. The provisions of Section 203 may cause persons interested in acquiring the Company to negotiate in advance with the Company’s Board of Directors.
Listing
The common stock of the Company is listed for trading on the New York Stock Exchange under the symbol “AKS.”
Transfer Agent and Registrar
The transfer agent and registrar for the Company’s common stock is Computershare Investor Services, LLC.